================================================================================




                         LONG ISLAND LIGHTING COMPANY

                                      TO

                         UNITED STATES TRUST COMPANY
                                 OF NEW YORK,

                                                   SUCCESSOR TRUSTEE

                                  ---------

                            SUPPLEMENTAL INDENTURE

                              DATED AS OF     1,

                                  ---------

                                 SUPPLEMENTAL

                                    TO THE

                       GENERAL AND REFUNDING INDENTURE

                           DATED AS OF JUNE 1, 1975

                                  ---------

                         GENERAL AND REFUNDING BONDS



================================================================================

 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture





         SUPPLEMENTAL INDENTURE, dated as of      1,     , betweenLONG ISLAND
LIGHTING COMPANY, a New York corporation (hereinafter called the "Company"), having its principal office at 175 East Old Country Road in Hicksville, County of Nassau, State of New York, and UNITED STATES TRUST COMPANY OF NEW YORK, a national banking association (hereinafter called the "Trustee" or the "Successor Trustee"), having its principal corporate trust office at 114 West 47th Street in the City, County and State of New York.

         WHEREAS, the Company has executed and delivered to Manufacturers Hanover Trust Company, as Trustee (hereinafter called the "Original Trustee"), a General and Refunding Indenture dated as of June 1, 1975 (hereinafter called the "Original General and Refunding Indenture"), securing the principal of and the interest and premium (if any) on the Company's General and Refunding Bonds (the "Bonds") at any time issued and Outstanding thereunder, to declare the terms and conditions upon which Bonds are to be issued thereunder and to subject to the Lien thereof certain property therein described;

         WHEREAS, the Company has also executed and delivered to the Original Trustee supplemental indentures dated as of the dates set forth below, creating series of General and Refunding Bonds and, in each instance, subjecting to the Lien of the Original General and Refunding Indenture certain property of the Company, as follows:

                                                DATED AS OF            SERIES CREATED
                                                -----------            --------------

 Original Indenture  . . . . . . . . . . . .    June 1, 1975
 Supplemental Indentures:
   First . . . . . . . . . . . . . . . . . .    June 1, 1975           91/4 Due 1983
   Second  . . . . . . . . . . . . . . . . .    Sept. 1, 1975          97/8% Due 1984
   Third . . . . . . . . . . . . . . . . . .    June 1, 1976           95/8% Due 2006
   Fourth  . . . . . . . . . . . . . . . . .    Dec. 1, 1976           85/8% Due 2006
   Fifth . . . . . . . . . . . . . . . . . .    May 1, 1977            85/8% Due 2007
   Sixth . . . . . . . . . . . . . . . . . .    April 1, 1978          9.20% Due 2008
   Seventh . . . . . . . . . . . . . . . . .    March 1, 1979          9.75% Due 1999
   Eighth  . . . . . . . . . . . . . . . . .    Feb. 1, 1980           141/4% Due 2010
   Ninth . . . . . . . . . . . . . . . . . .    March 1, 1981          153/4% Due 1991
   Tenth . . . . . . . . . . . . . . . . . .    July 1, 1981           173/8% Due 2011
   Eleventh  . . . . . . . . . . . . . . . .    July 1, 1981           163/4% Due 1991
   Twelfth . . . . . . . . . . . . . . . . .    Dec. 1, 1981           18% Due 2011

                                       2
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

                                                DATED AS OF            SERIES CREATED
                                                -----------            --------------
 Supplemental Indentures:
   Thirteenth  . . . . . . . . . . . . . . .    Dec. 1, 1981           17% Due 1991
   Fourteenth  . . . . . . . . . . . . . . .    June 1, 1982           17 1/8 Due 2012
   Fifteenth . . . . . . . . . . . . . . . .    Oct. 1, 1982           15 1/4% Due 2012
   Sixteenth . . . . . . . . . . . . . . . .    April 1, 1983          12 5/8% Due 1992
   Seventeenth . . . . . . . . . . . . . . .    May 1, 1983            13 1/2% Due 2013;


         WHEREAS, the Original General and Refunding Indenture and the aforesaid Supplemental Indentures have been recorded as follows:


                                                                      IN THE OFFICE OF
                                                  IN THE NASSAU        THE REGISTER OF
                                                 COUNTY CLERK'S          THE CITY OF
                                                      OFFICE              NEW YORK
                                                 --------------        (QUEENS COUNTY)
                                                                       ---------------


                                                LIBER OF
                                               MORTGAGES      PAGE        REEL      PAGE
                                               ---------      ----        ----      ----
 Original Indenture  . . . . . . . . . . .        9517           1         840       761
 Supplemental Indentures:
   First . . . . . . . . . . . . . . . . .        9517         462         840      1224
   Second  . . . . . . . . . . . . . . . .        9570         407         862       546
   Third . . . . . . . . . . . . . . . . .        9675           1         911       495
   Fourth  . . . . . . . . . . . . . . . .        9778           1         953       460
   Fifth . . . . . . . . . . . . . . . . .        9814         493         985       707
   Sixth . . . . . . . . . . . . . . . . .        9919           1        1063      1052
   Seventh . . . . . . . . . . . . . . . .       10032           1        1143      1060
   Eighth  . . . . . . . . . . . . . . . .       10169           1        1239      1751
   Ninth . . . . . . . . . . . . . . . . .       10285           1        1323       762
   Tenth . . . . . . . . . . . . . . . . .       10322           1        1351       186
   Eleventh  . . . . . . . . . . . . . . .       10322          67        1351       254
   Twelfth . . . . . . . . . . . . . . . .       10379           1        1392      1675
   Thirteenth  . . . . . . . . . . . . . .       10379         113        1392      1629
   Fourteenth  . . . . . . . . . . . . . .       10423         106        1432      1137
   Fifteenth . . . . . . . . . . . . . . .       10471         407        1466      1713
   Sixteenth . . . . . . . . . . . . . . .       10542         705        1518       884
   Seventeeth  . . . . . . . . . . . . . .       10571           1        1537       720

                                       3
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

                                            IN THE SUFFOLK               IN THE OFFICE OF
                                            COUNTY CLERK'S               THE REGISTRAR OF
                                                OFFICE                    SUFFOLK COUNTY
                                            --------------              ------------------

                                               LIBER OF
                                               MORTGAGES         PAGE      DOCUMENT NO.
                                               ---------         ----      ------------
 Original Indenture  . . . . . . . . .           7358               1         231529
 Supplemental Indentures:
   First . . . . . . . . . . . . . . .           7358             461         231530
   Second  . . . . . . . . . . . . . .           7445              82        234029
   Third . . . . . . . . . . . . . . .           7622              87         239417
   Fourth  . . . . . . . . . . . . . .           7773              55         244097
   Fifth . . . . . . . . . . . . . . .           7882             500         247932
   Sixth . . . . . . . . . . . . . . .           8149              58         256464
   Seventh . . . . . . . . . . . . . .           8402               1         263861
   Eighth  . . . . . . . . . . . . . .           8688             530         271652
   Ninth . . . . . . . . . . . . . . .           8950              66         278933
   Tenth . . . . . . . . . . . . . . .           9034             465         281159
   Eleventh  . . . . . . . . . . . . .           9034             408         281158
   Twelfth . . . . . . . . . . . . . .           9169              50         284685
   Thirteenth  . . . . . . . . . . . .           9169             122         284687
   Fourteenth  . . . . . . . . . . . .           9271             285         287512
   Fifteenth . . . . . . . . . . . . .           9374             235         290221
   Sixteenth . . . . . . . . . . . . .           9519             516         293587
   Seventeenth . . . . . . . . . . . .           9578             231        294811;


         WHEREAS, the Company and Manufacturers Hanover Trust Company, as Original Trustee, pursuant to Article Nine of the Uniform Commercial Code, have executed a Financing Statement which was filed in the State of New York on June 19, 1975, in the Department of State of the State of New York as File No. 51,391 and a Continuation Statement executed by Manufacturers Hanover Trust Company has been filed in the State of New York on May 23, 1980, in the Department of State of the State of New York as File No. 73,661;

         WHEREAS, the Original General and Refunding Indenture, as the same has been or may be amended or supplemented from time to time by indentures supplemental thereto, is hereinafter referred to as the "General and Refunding Indenture;"

         WHEREAS, an Instrument of Resignation, Appointment and Acceptance dated as of April 19, 1984, pursuant to which Manufacturers Hanover Trust Company resigned as Trustee, the Company appointed Sterling National Bank & Trust Company of New York as Successor Trustee under the General and Refunding Indenture and Sterling National Bank & Trust Company of New York accepted such

                                       4
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

appointment, has been executed by the Company, Manufacturers Hanover Trust Company and Sterling National Bank & Trust Company of New York and recorded as follows: In the Nassau County Clerk's office in Liber 9549 of Deeds, Page 523 on April 23, 1984; in the Office of the Register of The City of New York (Queens County) on Reel 1671, Page 702 on April 24, 1984; in the Suffolk County Clerk's Office in Liber 9550 of Deeds, Page 87 on April 24, 1984; and in the Office of the Registrar of Suffolk County as Document No. 302443 on April 24, 1984;

         WHEREAS, Sterling National Bank & Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed an Assignment Statement which was filed in the State of New York on April 27, 1984, in the Department of State of the State of New York as File No. 92,389;

         WHEREAS, the Company has executed and delivered to Sterling National Bank & Trust Company of New York supplemental indentures dated as of the dates set forth below, creating series of General and Refunding Bonds and, in each instance, subjecting to the lien of the Original General and Refunding Indenture certain property of the Company, as follows:

                                                DATED AS OF          SERIES CREATED
                                                -----------          --------------

 Supplemental Indentures:
   Eighteenth  . . . . . . . . . . . .        September 1, 1984        17 1/2% Due 1989
   Nineteenth  . . . . . . . . . . . .          October 1, 1984           1/2% Due 1993
   Twentieth . . . . . . . . . . . . .             June 1, 1985        13 1/4% Due 1995
   Twenty-first  . . . . . . . . . . .            April 1, 1986        11 1/4% Due 1996
                                                                       11 7/8% Due 2015;

                                       5
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture


         WHEREAS, the aforesaid Supplemental Indentures have been recorded as follows:

                                                                     IN THE OFFICE OF
                                                                     THE REGISTER OF
                                                   IN THE              THE CITY OF
                                                NASSAU COUNTY            NEW YORK
                                               CLERK'S OFFICE        (QUEENS COUNTY)
                                               --------------        ---------------

                                              LIBER OF
                                              MORTGAGES     PAGE      REEL         PAGE
                                              ---------     ----      ----         ----
 Supplemental Indentures:
   Eighteenth  . . . . . . . . . . . . .        10945        550      1742          623
   Nineteenth  . . . . . . . . . . . . .        10988        696      1772         1416
   Twentieth . . . . . . . . . . . . . .        11159          1      1877          684
   Twenty-first  . . . . . . . . . . . .        11487          1      2072         1946

                                                   IN THE                 IN THE OFFICE OF
                                               SUFFOLK COUNTY             THE REGISTRAR OF
                                               CLERK'S OFFICE              SUFFOLK COUNTY
                                               --------------             ----------------

                                                  LIBER OF
                                                  MORTGAGES       PAGE      DOCUMENT NO.
                                                  ---------       ----      ------------

   Eighteenth  . . . . . . . . . . . . . .          10356          301         306373
   Nineteenth  . . . . . . . . . . . . . .          10465            1         307995
   Twentieth . . . . . . . . . . . . . . .          10849           81         313989
   Twenty-first  . . . . . . . . . . . . .          11550           95         323438



                                                        IN THE
                                                    OSWEGO COUNTY
                                                    CLERK'S OFFICE
                                                    --------------

                                                BOOK OF
                                               MORTGAGES            PAGE
                                               ---------            ----
   Twenty-first  . . . . . . . . . . . . .        869                27;


         WHEREAS, Sterling National Bank & Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed a Continuation Statement which was filed in the State of New York on May 28, 1985, in the Department of State of the State of New York as File No. 123,587, and an Amendment thereto as File No. 123,588;

         WHEREAS, an Instrument of Resignation, Appointment and Acceptance dated as of January 16, 1987, pursuant to which Sterling National Bank & Trust Company

                                       6
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

of New York resigned as Successor Trustee, the Company appointed United States Trust Company of New York as Successor Trustee under the General and Refunding Indenture and United States Trust Company of New York accepted such appointment, has been executed by the Company, Sterling National Bank & Trust Company of New York and United States Trust Company of New York and recorded as follows: In the Oswego County Clerk's Office in Book 935 of Mortgages, Pages 295 to 308 on March 5, 1987; in the Office of the Register of The City of New York for the County of Queens in Reel 2320P of Records, Pages 663 to 682 on March 18, 1987; in the Suffolk County Clerk's Office in Liber 10285 of Deeds, Pages 296 to 307A on April 2, 1987; in the Office of the Registrar of Suffolk County as Document No. 347901 on December 18, 1987; and in the Nassau County Clerk's Office in Liber 9809 of Deeds, Pages 582 to 594 on May 1, 1987;

         WHEREAS, Sterling National Bank & Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed an Assignment Statement which was filed in the State of New York on January 26, 1987, in the Department of State of the State of New York as File No. 24,939;

         WHEREAS, United States Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed a Continuation Statement which was filed in the State of New York on April 23, 1990, in the Department of State of the State of New York as File No. 83,191;

         WHEREAS, the Company has executed and delivered to United States Trust Company of New York supplemental indentures dated as of the dates set forth below, creating series of General and Refunding Bonds and, in each instance, subjecting to the lien of the Original General and Refunding Indenture certain property of the Company, as follows:

                                                    DATED AS OF          SERIES CREATED
                                                    -----------          --------------
 Supplemental Indentures:
   Twenty-second . . . . . . . . . . . . . .       February 1, 1991         83/4% Due 1997
   Twenty-third  . . . . . . . . . . . . . .            May 1, 1991         83/4% Due 1996
                                                                            93/4% Due 2021
   Twenty-fourth . . . . . . . . . . . . . .           July 1, 1991         95/8% Due 2024
   Twenty-fifth  . . . . . . . . . . . . . .            May 1, 1992         7.85% Due 1999
                                                                            8.50% Due 2006
   Twenty-sixth  . . . . . . . . . . . . . .           July 1, 1992        7.90% Due 2008;


WHEREAS, the aforesaid Supplemental Indentures have been recorded as follows:

                                       7
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

                                                                       IN THE OFFICE OF
                                                                       THE REGISTER OF
                                                      IN THE             THE CITY OF
                                                  NASSAU COUNTY            NEW YORK
                                                  CLERK'S OFFICE       (QUEENS COUNTY)
                                                  --------------       ---------------

                                                LIBER OF
                                               MORTGAGES      PAGE      REEL        PAGE
                                               ---------      ----      ----        ----
 Supplemental Indentures:
   Twenty-second . . . . . . . . . . . . .       13715           1      3121        1938
   Twenty-third  . . . . . . . . . . . . .       13782           1      3149         500
   Twenty-fourth . . . . . . . . . . . . .       13859           1      3185        1109
   Twenty-fifth  . . . . . . . . . . . . .       14060           1      3319        2396
   Twenty-sixth  . . . . . . . . . . . . .       14113           1      3365         649


                                                   IN THE                 IN THE OFFICE OF
                                               SUFFOLK COUNTY             THE REGISTRAR OF
                                               CLERK'S OFFICE              SUFFOLK COUNTY
                                               --------------             ----------------

                                                  LIBER OF
                                                  MORTGAGES       PAGE      DOCUMENT NO.
                                                  ---------       ----      ------------
   Twenty-second . . . . . . . . . . . . .          16594          498         388388
   Twenty-third  . . . . . . . . . . . . .          16737           25         390446
   Twenty-fourth . . . . . . . . . . . . .          16923          154         392729
   Twenty-fifth  . . . . . . . . . . . . .          17664           77         401507
   Twenty-sixth  . . . . . . . . . . . . .          17933           80         404358


                                                       IN THE
                                                   OSWEGO COUNTY
                                                   CLERK'S OFFICE
                                                   --------------

                                                 BOOK OF
                                                MORTGAGES    PAGE
                                                ---------    ----
   Twenty-second . . . . . . . . . . . . . .       1227       19
   Twenty-third  . . . . . . . . . . . . . .       1242       49
   Twenty-fourth . . . . . . . . . . . . . .       1264       24
   Twenty-fifth  . . . . . . . . . . . . . .       1334      130
   Twenty-sixth  . . . . . . . . . . . . . .       1357      116;


         WHEREAS, the Company, in accordance with the provisions of the Original General and Refunding Indenture, desires by this Supplemental Indenture to create one series of Bonds to be issued under the Original General and Refunding Indenture (such series to be designated as "General and Refunding
Bonds,     % Series Due     " and being hereinafter sometimes referred to as "
Series") and to describe, insofar as the same is permitted by the Original General and Refunding Indenture, the form of and certain other matters with respect to the series of Bonds (hereinafter

                                       8
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

sometimes called "     Series Bonds"), and to provide for the issue thereof as
fully registered bonds without coupons;

         WHEREAS, by the provisions of Article XVII of the Original General and Refunding Indenture, indentures supplemental to the Original General and Refunding Indenture may be executed and delivered for the purpose of setting forth the terms, provisions and form of additional series of Bonds and supplementing the Original General and Refunding Indenture in a manner which is not inconsistent with the provisions thereof and does not adversely affect the interests nor modify the rights of Outstanding Bonds and for the other purposes therein more fully set forth;

         WHEREAS, the Company desires to subject specifically to the Lien of the General and Refunding Indenture certain property of the Company;

         WHEREAS, as required by Section 5.14 of the Original General and Refunding Indenture, the Company is creating one series of its First Mortgage
Bonds to be issued pursuant to a          Supplemental Indenture to the
Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, between the Company and the Trustee thereunder (said Indenture of Mortgage and Deed of Trust, as the same may be amended or supplemented from time to time by indentures supplemental thereto, is hereinafter referred to as the "First Mortgage Bond Indenture"), which Supplemental Indenture is to be substantially in the form set forth as Exhibit 1 hereto;

         WHEREAS, by the provisions of Article XVII of the Original General and Refunding Indenture, indentures supplemental to the Original General and Refunding Indenture may be executed and delivered for any purpose which is not inconsistent with the provisions of the Original General and Refunding Indenture and which shall not adversely affect the interests of the Holders of the Bonds;

         WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original General and Refunding Indenture and pursuant to appropriate action of its Board of Directors, has fully resolved and determined to make, execute and deliver to
the Trustee this                Supplemental Indenture in the form hereof for
the purposes herein provided; and

         WHEREAS, the Company represents that all conditions and requirements
necessary to make this                Supplemental Indenture, in the form and
upon the terms hereof, a valid, binding and legal instrument, in accordance with its terms, and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery hereof, in the form and upon the terms hereof, have been in all respects duly authorized;

                                       9
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

         NOW, THEREFORE, in consideration of the premises and of the sum of $1 paid to the Company by the Trustee at or before the execution and delivery hereof, the receipt whereof is hereby acknowledged and of other good and valuable considerations, the Company does hereby acknowledge and confirm that it has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed, and by these presents the Company does hereby grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge and confirm unto the Trustee all property, real, personal or mixed, rights, privileges and franchises (other than Excepted Property), of every kind and description and wheresoever situate, as specified in Granting Clauses First, Second, Third and Fourth of the Original General and Refunding Indenture.

         TO HAVE AND TO HOLD all such property, rights, privileges and franchises as part of the Mortgaged Property with like effect as though originally included therein.

         SUBJECT, HOWEVER, to the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, referred to in the Original General and Refunding Indenture, including, without limitation, the Prior Lien of the First Mortgage Bond Indenture given to secure the Company's First Mortgage Bonds issued thereunder, to the extent that such First Mortgage Bond Indenture covers property hereby mortgaged, and other Excepted Encumbrances.

         IN TRUST NEVERTHELESS for the same purposes and upon the same terms, trusts and conditions, and subject to and with the same provisos and covenants, as are set forth in the Original General and Refunding Indenture, with the same force and effect as though such property had been particularly described in the Granting Clauses of the Original General and Refunding Indenture.

         The Company does hereby covenant and agree with the Trustee as follows:

                                   ARTICLE I

            CREATION, DESCRIPTION AND FORM OF THE      SERIES BONDS.



         SECTION 1.01. The Company hereby creates a series of Bonds to be issued under and secured by the General and Refunding Indenture, which shall be
designated as "General and Refunding Bonds,      % Series Due     " and which
shall be executed, authenticated and delivered in accordance with the provisions of and shall in all respects be subject to all the terms, conditions and covenants of the General and Refunding Indenture.

                                       10
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

         SECTION 1.02.  An aggregate principal amount of        Million Dollars
($  ,000,000) of      Series Bonds may forthwith be executed by the Company and
delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the filing or recording hereof) to or upon the order of the designated officer or officers of the Company upon receipt by the Trustee of the cash, resolutions, certificates, opinions and documents required to be delivered upon the issue of Bonds as provided in the General and Refunding Indenture.

         SECTION 1.03.  Each      Series Bond shall be dated the date of its
authentication and shall bear interest at the rate of per centum (    %) per
annum, from the date specified in such Bond as below provided as the commencement date of the first interest period, or from the most recent Interest Payment Date to which interest has been paid or duly provided for,
payable semi-annually on and         in each year, commencing on ,    , until
its Maturity according to its terms or on prior redemption or by declaration or otherwise, and at the same rate, from such date of Maturity until paid or the payment thereof shall have been duly provided for, and any overdue installment of interest shall (to the extent that payment of such interest is enforceable under applicable law) bear interest at the same rate.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name a particular
Series Bond (or any      Series Bond evidencing the same debt) is registered at
the close of business on the Regular Record Date for such interest which shall
be the first day (whether or not a business day) of         or      in each
year. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record
Date, and may be paid to the Person in whose name a particular      Series Bond
(or any      Series Bond evidencing the same debt) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of
Series Bonds not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the
requirements of any securities exchange on which the      Series Bonds may be
listed, and upon such notice as may be required by such exchange, all as more fully provided in Section 2.02 of the Original General and Refunding Indenture. Payments of principal thereon shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, and such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Checks for the payment of interest thereon shall be mailed to the registered Holder at the address shown in the Bond register or registers of the Company.

                                       11
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

         SECTION 1.04.  The      Series Bonds may not be redeemed prior to ,
   , except as provided in Section 1.05 below. On or after ,     , the  Series
Bonds may be redeemed, at the option of the Company, as a whole or from time to time in part, after notice given as provided in Section 8.02 of the Original General and Refunding Indenture not less than thirty days and not more than sixty days before such redemption date, at the redemption prices (expressed in percentages of the principal amount) specified in the form set forth herein for the Series Bonds under "Regular Redemption Price," together with accrued interest to the date of redemption.

         SECTION 1.05.  The      Series Bonds may be redeemed on any date prior
to Maturity, as a whole but not in part, after notice given as provided in
Section 8.07 of the Original General and Refunding Indenture not less than thirty days and not more than ninety days before such redemption date, at a redemption price of one hundred per centum (100%) of the then principal amount, together with accrued interest to the date of redemption, in the event (a) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company shall elect to redeem all the Bonds of all series, the redemption date in any such event to be not more than one hundred twenty days after the date on which all said stock is so acquired, or (b) that all or substantially all of the Mortgaged Property constituting Bondable Property which at the time shall be subject to the Lien of the General and Refunding Indenture shall be released from the Lien of the General and Refunding Indenture pursuant to Section 9.04 or Section 9.05 thereof, or both, and available moneys in the hands of the Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the Bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

         SECTION 1.06.  The      Series Bonds shall be issuable only as fully
registered Bonds in denominations of $1,000 and any integral multiple of
$1,000. The      Series Bonds shall be exchangeable (upon payment of any tax or taxes or other governmental charges payable under Section 2.04 of the Original General and Refunding Indenture) at the option of the Holders thereof, for a like aggregate principal amount of Series Bonds of other authorized denominations.

                                       12
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

         SECTION 1.07.  The      Series Bonds shall be substantially in the
following form:

                      [FORM OF FACE OF      SERIES BONDS]

                          LONG ISLAND LIGHTING COMPANY

             (Incorporated under the laws of the State of New York)
                           GENERAL AND REFUNDING BOND
                                  % SERIES DUE

Number . . . . . . . .                                        $ . . . . . . . .

         LONG ISLAND LIGHTING COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called the "Company"), for value received, hereby promises to pay to
or registered assigns, Dollars on        ,       and to pay interest hereon at
the rate of        per centum (    %) per annum, from the date of the initial
issuance of the General and Refunding Bonds of this Series, or from the most recent interest payment date to which interest has been paid or duly provided
for, semi-annually on the           day of          and      in each year,
commencing on           ,     , until this bond shall mature, according to its
terms or on prior redemption or by declaration or otherwise, and at the same rate, from such date of maturity of this bond until this bond shall be paid or the payment hereof shall have been duly provided for, and (to the extent that payment of such interest is enforceable under applicable law) to pay interest on any overdue installment of interest at the same rate. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the General and Refunding Indenture hereinafter mentioned, be paid to the person in whose name this bond (or any bond or bonds evidencing the same debt) is registered at the close of business on the regular record date for such interest which shall be the first day (whether or not a
business day) of         or in each year. Any such interest not so punctually
paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this bond (or any bond or bonds evidencing the same debt) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to holders of bonds not less than 10 days prior to such special record date, or may be paid, at any time, in any other lawful manner not inconsistent with the requirements of any securities exchange on which the bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the General and Refunding Indenture hereinafter mentioned. Payments of principal hereon shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, and such payments

                                       13
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture

shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Checks for the payment of interest hereon shall be mailed to the registered holder at the address shown in the bond register or registers of the Company.

         Reference is hereby made to the further provisions of this bond set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         The lien on the properties of the Company provided by the General and Refunding Indenture hereinafter mentioned is subject to certain liens prior to the lien of the General and Refunding Indenture hereinafter mentioned, including the lien of the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as supplemented, securing the First Mortgage Bonds of the Company issued thereunder.


         This bond shall not become valid or obligatory for any purpose until United States Trust Company of New York, or its successor, as Trustee under the General and Refunding Indenture hereinafter mentioned, or an authenticating agent appointed by the Trustee, shall have signed the certificate of authentication endorsed hereon.

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this bond to be duly executed under its corporate seal.

Dated:

                                                    LONG ISLAND LIGHTING COMPANY


                                                    By
                                                       -------------------------
                                                               President

Attest:


       ------------------------
              Secretary

                                       14
 Long Island Lighting Company -       Supplemental Indenture to the General and
                              Refunding Indenture


               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the General and Refunding Bonds described in the within mentioned General and Refunding Indenture.

                                        UNITED STATES TRUST
                                          COMPANY OF NEW YORK,
                                          as Successor Trustee


                                        By
                                          ---------------------------
                                             Authorized Officer
                                                    [or


                                        By
                                          ---------------------------
                                            As Authenticating Agent
                                                for the Trustee


                                        By
                                          ---------------------------
                                             Authorized Officer]*

                                        * To be used if Trustee appoints an
                                        authenticating agent or agents pursuant
                                        to Section 14.23 of the General and
                                        Refunding Indenture.

                                       15
 Long Island Lighting Company -     Supplemental Indenture to the General and
                              Refunding Indenture

                  [FORM OF REVERSE SIDE OF      SERIES BONDS]

                          LONG ISLAND LIGHTING COMPANY
             (Incorporated under the laws of the State of New York)

                           GENERAL AND REFUNDING BOND
                                  % SERIES DUE

         This bond is one of an issue of bonds of the Company (herein referred to as the "General and Refunding Bonds"), not limited in principal amount except as provided in the General and Refunding Indenture hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the General and Refunding Indenture hereinafter mentioned, and is one of a
series known as its General and Refunding Bonds,     % Series Due     , created
by a Supplemental Indenture dated as of      1,     , all General and Refunding
Bonds of all series issued and to be issued under and being equally and ratably secured (except in so far as any sinking or analogous fund, established in accordance with the provisions of the General and Refunding Indenture hereinafter mentioned, may afford additional security for the General and Refunding Bonds of any particular series) by a General and Refunding Indenture dated as of June 1, 1975, executed and delivered by the Company and Manufacturers Hanover Trust Company, Trustee (hereinafter referred to as the "Trustee" which term includes any successor trustee) (hereinafter, together with all indentures supplemental thereto, including the Supplemental Indenture hereinabove referred to, called the "General and Refunding Indenture") to which General and Refunding Indenture reference is made for a description of the property mortgaged, the nature and the extent of the security, the rights of the holders of the General and Refunding Bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the General and Refunding Bonds are, and are to be, issued and secured.

         The General and Refunding Indenture contains provisions permitting the holders of not less than a majority in principal amount of all the General and Refunding Bonds at the time outstanding, determined and evidenced as provided in the General and Refunding Indenture, on behalf of the holders of all the General and Refunding Bonds, to waive any past default under the General and Refunding Indenture and its consequences except a completed default, as defined in the General and Refunding Indenture, in respect of the payment of the principal of, premium, if any, or interest on any General and Refunding Bond or except a default arising from the creation of any lien, other than those permitted by the General and Refunding Indenture, ranking prior to or equal with the lien of the General and Refunding Indenture on any of the mortgaged property.

                                       16
 Long Island Lighting Company -      Supplemental Indenture to the General and
                              Refunding Indenture

         The General and Refunding Indenture also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than the specified percentages described below in principal amount of the General and Refunding Bonds at the time outstanding, in each case determined and evidenced as provided in the General and Refunding Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the General and Refunding Indenture or modifying in any manner the rights of the holders of the General and Refunding Bonds, subject, however, to certain limitations described below. With respect to any of the foregoing, there shall be required the consent of the holders of not less than sixty-six and two-thirds per centum (662/3%) in principal amount of all the General and Refunding Bonds at the time outstanding; however, in case the rights under the General and Refunding Indenture of the holders of General and Refunding Bonds of one or more, but less than all, of the series of General and Refunding Bonds outstanding shall be similarly affected, then the consent of the holders of not less than sixty-six and two-thirds per centum (662/3%) in principal amount of the outstanding General and Refunding Bonds of such one or more series affected is required, except that if any such action would similarly affect the General and Refunding Bonds of two or more series, the holders of not less than sixty-six and two-thirds per centum (662/3%) in principal amount of outstanding General and Refunding Bonds of such two or more series, which need not include sixty-six and two-thirds per centum (662/3%) in principal amount of each of such series, is required. No such supplemental indenture shall, however, (i) extend the fixed maturity of any General and Refunding Bonds, or reduce the rate or extend the time of payment of interest thereon, or any premium payable on redemption thereof, or reduce the principal amount thereof, or, subject to the provisions of the General and Refunding Indenture, limit the right of a bondholder to institute suit for the enforcement of payment of principal, premium, if any, or interest in accordance with the terms of the General and Refunding Bonds, without the consent of the holder of each General and Refunding Bond so affected, or (ii) reduce the aforesaid percentage of General and Refunding Bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all General and Refunding Bonds then outstanding, or (iii) permit the creation of any lien, other than those permitted by the terms of the General and Refunding Indenture, ranking prior to or equal with the lien of the General and Refunding Indenture on any of the mortgaged property without the consent of the holders of all General and Refunding Bonds then outstanding, or
(iv) in any respect materially reduce his security and deprive the holder of any outstanding General and Refunding Bond of the lien of the General and Refunding Indenture on any of the mortgaged property without his consent. Any such waiver or consent by the holder of this General and Refunding Bond (unless effectively revoked as provided in the General and Refunding Indenture) shall be conclusive and binding upon such holder and upon all future holders of this General and Refunding Bond, or General and Refunding Bonds issued in exchange for or upon the transfer

                                       17
 Long Island Lighting Company -     Supplemental Indenture to the General and
                              Refunding Indenture

of this General and Refunding Bond, irrespective of whether or not any notation of such waiver or consent is made upon this General and Refunding Bond.

         No reference herein to the General and Refunding Indenture and no provision of this General and Refunding Bond or of the General and Refunding Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this General and Refunding Bond at the time and place and at the rate and in the coin or currency herein prescribed.

         The General and Refunding Bonds of this Series are issuable only as fully registered bonds in denominations of $1,000 and any integral multiple of $1,000. General and Refunding Bonds of this Series may be exchanged for a like aggregate principal amount of General and Refunding Bonds of this Series of other authorized denominations without charge except for any tax or taxes or other governmental charges incident to such exchange, such exchange to be made at any office or agency to be maintained by the Company for such purposes and in the manner and subject to the limitations provided in the General and Refunding Indenture.

         The General and Refunding Bonds of this Series may not be redeemed
  prior to        ,     , except as herein provided.  On or after ,     , the
  General and Refunding Bonds of this Series may be redeemed, at the option of the Company, during the periods provided below, as a whole, or from time to time in part, after the notice given as provided in the General and Refunding Indenture not less than thirty days and not more than sixty days before such redemption date, at the redemption prices (expressed in percentages of the principal amount) set forth in the following table under "Regular Redemption Price," together with accrued interest to the date of redemption:


 IF REDEEMED                                     IF REDEEMED
    DURING                                          DURING
   12 MONTH                                        12 MONTH
    PERIOD         REGULAR       SPECIAL            PERIOD         REGULAR       SPECIAL
   BEGINNING      REDEMPTION    REDEMPTION        BEGINNING      REDEMPTION    REDEMPTION
            ,       PRICE %       PRICE %                  ,       PRICE %       PRICE %
  -----------     ----------    ----------       -----------     ----------    ----------


                                               18
 Long Island Lighting Company -     Supplemental Indenture to the General and
                              Refunding Indenture

         Redemption as a whole of the General and Refunding Bonds of this Series, but not in part, may be effected prior to maturity, after notice given as provided in the General and Refunding Indenture not less than thirty days and not more than ninety days before such redemption date, at a redemption price of one hundred per centum (100%) of the then principal amount, together with accrued interest to the date of redemption, as more fully provided in
Section 8.07 of the General and Refunding Indenture, in the event (a) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all the General and Refunding Bonds of all series, the redemption date in any such event to be not more than one hundred twenty days after the date on which all said stock is so acquired, or (b) that all or substantially all of the mortgaged property which at the time shall be subject to the lien of the General and Refunding Indenture shall be released from the lien of the General and Refunding Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the General and Refunding Bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

         The General and Refunding Indenture provides that any notice of redemption of General and Refunding Bonds may state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys are received before such date.

         The General and Refunding Indenture provides that if the Company shall deposit with the Trustee, in trust for the purpose, funds sufficient to pay the principal of all the General and Refunding Bonds of any series, or such of the General and Refunding Bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered General and Refunding Bonds of this Series) and premium, if any, thereon, and all interest payable on such General and Refunding Bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the General and Refunding Indenture in respect thereof, then from the date of such deposit such General and Refunding Bonds (or portions) shall no longer be secured by the lien of the General and Refunding Indenture.

         The General and Refunding Indenture provides that, upon any partial redemption of a fully registered General and Refunding Bond, and upon surrender thereof, new General and Refunding Bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered General and Refunding Bond will be delivered without charge in exchange therefor.

                                       19
 Long Island Lighting Company -     Supplemental Indenture to the General and
                              Refunding Indenture

         The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the General and Refunding Indenture, upon the occurrence of a completed default as provided in the General and Refunding Indenture.

         This General and Refunding Bond is transferable in the manner and subject to the limitations prescribed in the General and Refunding Indenture by the registered holder hereof in person, or by his duly authorized attorney, at the principal corporate trust office of the Trustee or at such other office or agency established for that purpose, upon surrender of this General and Refunding Bond, and upon payment, if the Company shall require it, of any tax or taxes or other governmental charges incident to such exchange or transfer, payable in connection therewith, and thereupon, a new General and Refunding Bond or Bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the General and Refunding Indenture. Except as otherwise provided herein with respect to the payment of interest, the Company and the Trustee, any paying agent, any bond registrar and any other of the Company's agents may deem and treat the person in whose name this General and Refunding Bond is registered as the absolute owner hereof, whether or not this General and Refunding Bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar nor any other of the Company's agents shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement contained in the General and Refunding Indenture, or in any General and Refunding Bond thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor corporation under any rule of law, statute or constitution, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the General and Refunding Indenture, and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them because of the incurring of the indebtedness thereby authorized or under or by reason of any of the obligations, covenants or agreements contained in the General and Refunding Indenture or in any of the General and Refunding Bonds thereby secured, or implied therefrom.

               [END OF REVERSE SIDE OF FORM OF      SERIES BONDS]

                                       20
 Long Island Lighting Company -     Supplemental Indenture to the General and
                              Refunding Indenture

                                   ARTICLE II

                            CONCERNING THE TRUSTEE.



         SECTION 2.01. The Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this Supplemental Indenture, or the due execution hereof by the Company, or for or with respect to the recitals and statements made solely by the Company.

         SECTION 2.02. The Trustee hereby accepts the properties hereby mortgaged and conveyed to it upon the trusts hereinbefore referred to and agrees to perform the same upon the terms and conditions set forth in the General and Refunding Indenture.

                                  ARTICLE III

                                 MISCELLANEOUS.



         SECTION 3.01. For all purposes hereof, except as the content may otherwise require, (a) all terms contained herein shall have the meanings given such terms in, and (b) all references herein to sections of the Original General and Refunding Indenture shall be deemed to be to such sections of, the Original General and Refunding Indenture as the same heretofore has been or hereafter may be amended by an indenture or indentures supplemental thereto.

         SECTION 3.02.  This                Supplemental Indenture may be
executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         SECTION 3.03. Attached hereto as Exhibit 1 is the form of the Supplemental Indenture to the First Mortgage Bond Indenture providing for the issuance of First Mortgage Bonds in accordance with the provisions of Section
5.14 of the Original General and Refunding Indenture.

         Pursuant to Section 259 of the Tax Law of the State of New York, the Company hereby states that the amount which, at the time of the execution and
delivery of this                Supplemental Indenture, including Exhibit 1
hereto, has been advanced or has accrued hereon or has become and is secured hereby is the sum of $ ,000,000.

                                       21
 Long Island Lighting Company -     Supplemental Indenture to the General and
                              Refunding Indenture

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this instrument to be signed in its corporate name by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary and, in token of its acceptance of the Trusts created hereunder, UNITED STATES TRUST COMPANY OF NEW YORK has caused this instrument to be signed in its corporate name by one of its Vice Presidents and Trust Officers and its corporate seal to be affixed and attested by one of its authorized officers, all as of the day and year first above written.

                                                    LONG ISLAND LIGHTING COMPANY


[CORPORATE SEAL]                                    By
                                                      -------------------------
                                                          ANTHONY NOZZOLILLO
                                                      Senior Vice President and
                                                       Chief Financial Officer


Attest:


- ------------------------
   KATHLEEN A. MARION
  Corporate Secretary


                                                    UNITED STATES TRUST COMPANY
                                                     OF NEW YORK


[CORPORATE SEAL]                                    By
                                                      -------------------------
                                                           LOUIS P. YOUNG
                                                       Assistant Vice President


Attest:

- ------------------------
Assistant Vice President

                                       22
 Long Island Lighting Company -     Supplemental Indenture to the General and
                              Refunding Indenture


STATE OF NEW YORK)
                 )            SS.
COUNTY OF NASSAU )


         On the      day of     , in the year     , before me personally
came ANTHONY NOZZOLILLO, to me known, who, being by me duly sworn, did depose
and say that he resides at                                        ; that he is
a Senior Vice President and Chief Financial Officer of LONG ISLAND LIGHTING COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                                   ---------------------------
                                                          Notary Public





STATE OF NEW YORK )
                  )              SS.
COUNTY OF NEW YORK)


         On the      day of     , in the year     , before me personally
came LOUIS P. YOUNG, to me known, who, being by me duly sworn, did depose and say that he resides at 6 Island Street, Plainview, New York 11803; that he is an Assistant Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                   ---------------------------
                                                          Notary Public

                                                                       EXHIBIT 1

         SUPPLEMENTAL INDENTURE, dated as of 1, , between LONG ISLAND LIGHTING COMPANY, a New York corporation ("the Company"), having its principal office at 175 East Old Country Road, in Hicksville, County of Nassau, State of New York, and IBJ SCHRODER BANK & TRUST COMPANY, a bank and trust company organized under the laws of the State of New York (hereinafter called "the Trustee" or "the Successor Trustee"), having its corporate trust office at One State Street, in the Borough of Manhattan, City, County and State of New York.

         WHEREAS, the Company has executed and delivered to City Bank Farmers Trust Company (subsequently converted into First National City Trust Company, which was merged into First National City Bank, now named Citibank, N.A.), as Trustee (hereinafter called "the Original Trustee"), an Indenture of Mortgage and Deed of Trust dated as of September 1, 1951 ("the Original Indenture") securing the Company's First Mortgage Bonds ("the Bonds"), unlimited in aggregate principal amount except as therein otherwise provided, and creating the Company's First Mortgage Bonds, Series A, B and C; and

         WHEREAS, thereafter the Company executed and delivered to the Trustee, or its predecessor as Trustee, a First Supplemental Indenture, dated as of December 1, 1951, a Second Supplemental Indenture, dated as of October 1, 1952, a Third Supplemental Indenture, dated as of September 1, 1953, a Fourth Supplemental Indenture, dated as of December 1, 1954, a Fifth Supplemental Indenture, dated as of November 1, 1955, a Sixth Supplemental Indenture, dated as of December 1, 1956, a Seventh Supplemental Indenture, dated as of May 1, 1958, an Eighth Supplemental Indenture, dated as of July 1, 1959, a Ninth Supplemental Indenture, dated as of August 1, 1961, a Tenth Supplemental Indenture, dated as of April 1, 1963, an Eleventh Supplemental Indenture, dated as of June 1, 1964, a Twelfth Supplemental Indenture, dated as of June 1, 1965, a Thirteenth Supplemental Indenture, dated as of March 1, 1966, a Fourteenth Supplemental Indenture, dated as of April 1, 1967, a Fifteenth Supplemental Indenture, dated as of September 1, 1969, creating the Company's First Mortgage Bonds, Series D, E, F, G, H, I, J, K, L, M, N, O, P, Q and R, a Sixteenth Supplemental Indenture, dated as of September 1, 1970, creating the Company's First Mortgage Bonds, Series S and T, a Seventeenth Supplemental Indenture, dated as of April 1, 1971, an Eighteenth Supplemental Indenture, dated as of December 1, 1971, a Nineteenth Supplemental Indenture, dated as of September 1, 1972, a Twentieth Supplemental Indenture, dated as of December 1, 1973, a Twenty-first Supplemental Indenture, dated as of June 1, 1974, a Twenty-second Supplemental Indenture, dated as of November 1, 1974, a Twenty-third Supplemental Indenture, dated as of June 1, 1975, a Twenty-fourth

Supplemental Indenture, dated as of September 1, 1975, a Twenty-fifth Supplemental Indenture, dated as of June 1, 1976, a Twenty-sixth
Supplemental Indenture, dated as of December 1, 1976, a Twenty-seventh Supplemental Indenture, dated as of May 1, 1977, a Twenty-eighth
Supplemental Indenture, dated as of April 1, 1978, a Twenty-ninth
Supplemental Indenture, dated as of March 1, 1979, a Thirtieth
Supplemental Indenture, dated as of February 1, 1980, a Thirty-first Supplemental Indenture, dated as of March 1, 1981, a Thirty-second
Supplemental Indenture, dated as of July 1, 1981, a Thirty-third
Supplemental Indenture, dated as of July 1, 1981, a Thirty-fourth
Supplemental Indenture, dated as of December 1, 1981, a Thirty-fifth Supplemental Indenture, dated as of December 1, 1981, a Thirty-sixth Supplemental Indenture, dated as of June 1, 1982, a Thirty-seventh
Supplemental Indenture, dated as of October 1, 1982, a Thirty-eighth Supplemental Indenture, dated as of April 1, 1983, and a Thirty-ninth Supplemental Indenture, dated as of May 1, 1983, creating the Company's
First Mortgage Bonds, Series U, V, W, X, Y, Z, AA, BB, CC, DD, EE, FF, GG, HH, II, JJ, KK, LL, MM, NN, OO, PP and QQ, and confirming the lien of the
Indenture on certain property, rights, privileges and franchises acquired since the execution and delivery of the Original Indenture; and

         WHEREAS, the Original Indenture and the aforesaid Supplemental Indentures have been recorded as follows:

                                                        IN THE OFFICE OF
                                                        THE REGISTER OF
                                    IN THE NASSAU         THE CITY OF
                                   COUNTY CLERK'S           NEW YORK
                                        OFFICE          (QUEENS COUNTY)
                                   --------------       ---------------

                                  Liber of              Liber of
                                 Mortgages      Page   Mortgages     Page
                                 ---------      ----   ---------     ----
 Original Indenture  . . . .        4450           1      6475          1
 Supplemental Indentures:
   First . . . . . . . . . .        4464          69      6484        377
   Second  . . . . . . . . .        4724         389      6638        171
   Third . . . . . . . . . .        5041         428      6799        141
   Fourth  . . . . . . . . .        5405         370      6966        422
   Fifth . . . . . . . . . .        5703          64      7110        648
   Sixth . . . . . . . . . .        6007         521      7273        281
   Seventh . . . . . . . . .        6273         326      7451        458

                                                        IN THE OFFICE OF
                                                        THE REGISTER OF
                                    IN THE NASSAU         THE CITY OF
                                   COUNTY CLERK'S           NEW YORK
                                        OFFICE          (QUEENS COUNTY)
                                   --------------       ---------------

                                  Liber of              Liber of
                                 Mortgages      Page   Mortgages     Page
                                 ---------      ----   ---------     ----
 Supplemental Indentures:
   Eighth  . . . . . . . . .        6532         251      7612        211
   Ninth . . . . . . . . . .        6950          79      7884        530
   Tenth . . . . . . . . . .        7322           1      8158        387
   Eleventh  . . . . . . . .        7538          61      8416        388
   Twelfth . . . . . . . . .        7717         342      8639        323
   Thirteenth  . . . . . . .        7872         464      55*          90
   Fourteenth  . . . . . . .        8079         364      383*        438
   Fifteenth . . . . . . . .        8529         283     349**        429
   Sixteenth . . . . . . . .        8671         129     427**        242
   Seventeeth  . . . . . . .        8744         104     468**       1768
   Eighteenth  . . . . . . .        8889         237     535**       1618
   Nineteenth  . . . . . . .        9027         144     601**       1250
   Twentieth . . . . . . . .        9291         274     725**       1786
   Twenty-first  . . . . . .        9365         240     766**       1373
   Twenty-second . . . . . .        9439          30     799**       1072
   Twenty-third  . . . . . .        9517         524     840**       1275
   Twenty-fourth . . . . . .        9570         458     862**        584
   Twenty-fifth  . . . . . .        9675          63     911**        544
   Twenty-sixth  . . . . . .        9778          58     953**        505
   Twenty-seventh  . . . . .        9814         558     985**        759
   Twenty-eighth . . . . . .        9919          64     1063**      1103
   Twenty-ninth  . . . . . .       10032          78     1143**      1125
   Thirtieth . . . . . . . .       10169          75     1239*       1812
   Thirty-first  . . . . . .       10285          74     1323**       816
   Thirty-second . . . . . .       10322          44     1351**       230
   Thirty-third  . . . . . .       10322         105     1351**       293
   Thirty-fourth . . . . . .       10379          68     1392**      1729
   Thirty-fifth  . . . . . .       10379         172     1392**      1604
   Thirty-sixth  . . . . . .       10423         170     1432**      1106
   Thirty-seventh  . . . . .       10471         471     1466**      1683
   Thirty-eighty . . . . . .       10542         769     1518**       938
   Thirty-ninth  . . . . . .       10571          57     1537**       767

- ---------------

 *Liber of Records.
**Reel.

                                      IN THE SUFFOLK            IN THE OFFICE OF
                                      COUNTY CLERK'S            THE REGISTRAR OF
                                          OFFICE                 SUFFOLK COUNTY
                                      --------------           -----------------


                                         LIBER OF
                                         MORTGAGES      PAGE      DOCUMENT NO.
                                         ---------      ----      ------------
 Original Indenture  . . . . . . .         1884            1          29050
 Supplemental Indentures:
   First   . . . . . . . . . . . .         1889          569          29279
   Second  . . . . . . . . . . . .         2006           74          35843
   Third . . . . . . . . . . . . .         2143          211          43709
   Fourth  . . . . . . . . . . . .         2326          488          52211
   Fifth . . . . . . . . . . . . .         2539          317          59824
   Sixth . . . . . . . . . . . . .         2773          327          68422
   Seventh . . . . . . . . . . . .         3015           86          78200
   Eighth  . . . . . . . . . . . .         3251            5          88155
   Ninth . . . . . . . . . . . . .         3678          380         106597
   Tenth . . . . . . . . . . . . .         4081           14         122751
   Eleventh  . . . . . . . . . . .         4390           72         134155
   Twelfth . . . . . . . . . . . .         4664          366         143894
   Thirteenth  . . . . . . . . . .         4890          405         151648
   Fourteenth  . . . . . . . . . .         5130          543         160481
   Fifteenth . . . . . . . . . . .         5682          431         179778
   Sixteenth . . . . . . . . . . .         5891           14         187577
   Seventeenth . . . . . . . . . .         6006          544         191628
   Eighteenth  . . . . . . . . . .         6236          195         198008
   Nineteenth  . . . . . . . . . .         6473          299         204868
   Twentieth . . . . . . . . . . .         6956          378         219354
   Twenty-first  . . . . . . . . .         7104           80         223591
   Twenty-second . . . . . . . . .         7221           17         226961
   Twenty-third  . . . . . . . . .         7358*         510         231531
   Twenty-fourth . . . . . . . . .         7445*         120         234028
   Twenty-fifth  . . . . . . . . .         7622*          61         239418
   Twenty-sixth  . . . . . . . . .         7773*         100         244098
   Twenty-seventh  . . . . . . . .         7882*         552         247933
   Twenty-eighth . . . . . . . . .         8149*          30         256465
   Twenty-ninth  . . . . . . . . .         8401*         574         263862
   Thirtieth . . . . . . . . . . .         8689            1         271653

- ---------------

* Volume of Mortgages.

                                     IN THE SUFFOLK             IN THE OFFICE OF
                                     COUNTY CLERK'S             THE REGISTRAR OF
                                         OFFICE                  SUFFOLK COUNTY
                                     --------------            ------------------

                                        LIBER OF
                                        MORTGAGES       PAGE      DOCUMENT NO.
                                        ---------       ----      ------------
 Supplemental Indentures:
   Thirty-first  . . . . . . . .          8950            38         278932
   Thirty-second . . . . . . . .          9034           385         281160
   Thirty-third  . . . . . . . .          9034           446         281157
   Thirty-fourth . . . . . . . .          9169            97         284686
   Thirty-fifth  . . . . . . . .          9169           161         284688
   Thirty-sixth  . . . . . . . .          9271           423         287513
   Thirty-seventh  . . . . . . .          9374           279         290222
   Thirty-eighth . . . . . . . .          9519           563         293588
   Thirty-ninth  . . . . . . . .          9578           272        294810;


         WHEREAS, the Company and First National City Bank (now Citibank, N.A.), as Trustee, pursuant to Article Nine of the Uniform Commercial Code, have executed a Financing Statement which was filed in the State of New York on June 2, 1965, in the Department of State of the State of New York as File No. 65-124,203, and Continuation Statements numbered 48,738, 40,081, 73,660 and 123,589, which were filed, respectively, in the State of New York on April 21, 1970, May 15, 1975, May 23, 1980 and May 28, 1985, in the Department of State of the State of New York; and


         WHEREAS, a Fortieth Supplemental Indenture, dated as of February 29, 1984, wherein the Company accepts the resignation of Citibank, N.A., as Original Trustee under the Indenture, appoints J. Henry Schroder Bank & Trust Company as Successor Trustee under the Indenture and J. Henry Schroder Bank & Trust Company accepts such appointment, has been executed by the Company, Citibank, N.A. and J. Henry Schroder Bank & Trust Company and recorded as follows: In the Nassau County Clerk's Office in Liber 9538 of Deeds, Page 581 on March 1, 1984; in the Office of the Register of The City of New York (Queens County) on Reel 1647, Page 40 on March 5, 1984; in the Suffolk County Clerk's Office in Liber 9992 of Mortgages, Page 418 on March 5, 1984; and in the Office of the Registrar of Suffolk County as Document No. 301270 on March 5, 1984; and

         WHEREAS, the Company and First National City Bank (now Citibank, N.A.), as Trustee, pursuant to Article Nine of the Uniform Commercial Code, have executed an Amendment to the Financing Statement which was filed in the State of New York on May 28, 1985, in the Department of State of the State of New York as File No. 123,590, and an Assignment Statement on May 28, 1985 numbered 123,591 to J. Henry Schroder Bank & Trust Company, and on April 23, 1990 the Company and J. Henry Schroder Bank & Trust Company filed a Continuation Statement numbered 83,189 and an Amendment Statement numbered 83,190; and

         WHEREAS, thereafter the Company executed and delivered to the Successor Trustee a Forty-first Supplemental Indenture, dated as of September 1, 1984, a Forty-second Supplemental Indenture, dated as of October 1, 1984, a Forty-third Supplemental Indenture, dated as of June 1, 1985, a Forty-fourth Supplemental Indenture, dated as of April 1, 1986, a Forty-fifth Supplemental Indenture, dated as of February 1, 1991, a Forty-sixth Supplemental Indenture, dated as of May 1, 1991, a Forty-seventh Supplemental Indenture, dated as of July 1, 1991, a Forty-eighth Supplemental Indenture, dated as of May 1, 1992, and a Forty-ninth Supplemental Indenture dated as of July 1, 1992, creating the Company's First Mortgage Bonds, Series RR, SS, TT, UU, VV, WW, XX, YY, ZZ, AAA, BBB and CCC, respectively, and confirming the lien of the Indenture on certain property, rights, privileges and franchises acquired since the execution and delivery of the Original Indenture; and

         WHEREAS, the aforesaid Supplemental Indentures have been recorded as follows:

                                                              IN THE OFFICE OF
                                                               THE REGISTER OF
                                            IN THE               THE CITY OF
                                        NASSAU COUNTY             NEW YORK
                                        CLERK'S OFFICE         (QUEENS COUNTY)
                                        --------------         ---------------

                                       LIBER OF
                                      MORTGAGES      PAGE       REEL         PAGE
                                      ---------      ----       ----         ----
 Supplemental Indentures:
  Forty-first . . . . . . . . . .      10945         622       1742          680
  Forty-second  . . . . . . . . .      10988         758       1772         1463
  Forty-third . . . . . . . . . .      11159          60       1877          735
  Forty-fourth  . . . . . . . . .      11487          95       2073            1
  Forty-fifth . . . . . . . . . .      13715         178       3121         1996
  Forty-sixth . . . . . . . . . .      13782         196       3149          569
  Forty-seventh . . . . . . . . .      13859         167       3185         1156
  Forty-eighth  . . . . . . . . .      14060         193       3319         2469
  Forty-ninth . . . . . . . . . .      14113         170       3365          698

                                             IN THE                IN THE OFFICE OF
                                         SUFFOLK COUNTY            THE REGISTRAR OF
                                         CLERK'S OFFICE             SUFFOLK COUNTY
                                         --------------            ---------------

                                            LIBER OF
                                           MORTGAGES        PAGE    DOCUMENT NO.
                                           ---------        ----    ------------
 Supplemental Indentures:

   Forty-first . . . . . . . . . . .         10357             1       306374
   Forty-second  . . . . . . . . . .         10465           165       307994
   Forty-third . . . . . . . . . . .         10849           202       313990
   Forty-fourth  . . . . . . . . . .         11550           227       323439
   Forty-fifth . . . . . . . . . . .         16595             1       388389
   Forty-sixth . . . . . . . . . . .         16737           201       390447
   Forty-seventh . . . . . . . . . .         16923           299       392730
   Forty-eighth  . . . . . . . . . .         17664           247       401508
   Forty-ninth . . . . . . . . . . .         17933           227       404359


                                                IN THE
                                             OSWEGO COUNTY
                                            CLERK'S OFFICE
                                            --------------

                                         BOOK OF
                                         -------
                                        MORTGAGES    PAGE
                                        ---------    ----
 Supplemental Indentures:

   Forty-fourth  . . . . . . . . . .        869      106
   Forty-fifth . . . . . . . . . . .       1227       77
   Forty-sixth . . . . . . . . . . .       1242       85
   Forty-seventh . . . . . . . . . .       1264       71
   Forty-eighth  . . . . . . . . . .       1334      168
   Forty-ninth . . . . . . . . . . .       1357      175; and


         WHEREAS, the Organization Certificate of J. Henry Schroder Bank & Trust Company, filed in the Office of the Superintendent of Banks of the State of New York, was amended, effective January 1, 1987, to provide that J. Henry Schroder Bank & Trust Company be named IBJ Schroder Bank & Trust Company; and

         WHEREAS, the Original Indenture, together with the aforesaid
forty-nine supplemental indentures and this          Supplemental Indenture, is
hereinafter called "the Indenture;" and

         WHEREAS, as required by Section 5.14 of the General and Refunding Indenture dated as of June 1, 1975 between the Company and Manufacturers Hanover Trust Company, as Trustee ("the General and Refunding Indenture"), the
Company desires by this          Supplemental Indenture to create one series of
Bonds to be issued under the Indenture, to designate or otherwise distinguish such series, to specify the particulars necessary to describe and define the same, and to specify such other terms, provisions and agreements in respect thereto as are in the Indenture provided or permitted; and

         WHEREAS, since the execution and delivery of the Original Indenture, the Company has acquired certain property, rights, privileges and franchises which by the terms of the Original Indenture are subject to the lien of the Indenture, and the Company desires to confirm the lien of the Indenture on said property, rights, privileges and franchises so acquired in accordance with the provisions of the Indenture; and

         WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture when duly executed a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed have been done, performed and fulfilled, and the execution and delivery of this Supplemental Indenture have in all respects been duly authorized by resolution of the Board of Directors of the Company;

         NOW, THEREFORE, in consideration of the premises and of the sum of $1 paid to the Company by the Trustee at or before the execution and delivery hereof, the receipt whereof is hereby acknowledged, and of other good and valuable considerations, the Company does hereby acknowledge and confirm that it has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed, and by these presents the Company does hereby grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge and confirm unto the Trustee all property, real, personal or mixed, rights, privileges and franchises (other than Excepted Property as defined in the Indenture), of every kind and description and wheresoever situate, acquired by the Company since the execution and delivery of the Original Indenture.

         TO HAVE AND TO HOLD all such property, rights, privileges and franchises as part of the Trust Estate (as defined in the Indenture) with like effect as though originally included therein.

         IN TRUST NEVERTHELESS for the same purposes and upon the same terms, trusts and conditions, and subject to and with the same provisos and covenants, as are set forth in the Indenture, with the same force and effect as though such property had been particularly described in the Granting Clauses of the Original Indenture.

        The Company does hereby covenant and agree with the Trustee as follows:

                                   ARTICLE I

                   FIRST MORTGAGE BONDS, SERIES          DUE



         SECTION 1. There is hereby created a series of Bonds to be issued under and secured by the Indenture to be designated as "First Mortgage Bonds,
Series         % Due     " of the Company ("the Bonds of Series    "), and the
form thereof shall be substantially as hereinafter recited. The principal
amount of Bonds of Series     which may be authenticated and delivered under
this Supplemental Indenture shall be limited to        Million Dollars ($
,000,000), except for Bonds of Series     authenticated and delivered upon
transfer of, or in exchange for, or in lieu of other Bonds of Series pursuant to the provisions of the Original Indenture, as from time to time amended and supplemented, or of this Supplemental Indenture. An aggregate
principal amount of            Million Dollars ($  ,000,000) of the Bonds of
Series     may forthwith be executed by the Company and delivered to the
Trustee for authentication and delivery. From time to time, so long as the
aggregate principal amount of the Bonds of Series     authenticated and
delivered does not exceed the limitation hereinabove set forth, and subject to the terms and conditions of the Indenture relative to the authentication and
delivery of Bonds, Bonds of Series     additional to the initial issue thereof
may be executed by the Company and delivered to the Trustee for authentication and delivery. The Bonds of Series shall be registered Bonds without coupons in denominations of $1,000 or any multiple thereof, and of such amount of each denomination as may be executed by the Company and delivered to the Trustee for
authentication and delivery. The Bonds of Series    shall mature        ,
and shall bear interest at the rate of      per centum (  %) per annum, payable
semi-annually on            and         in each year, commencing on the date
specified in such Bond as below provided as the commencement date of the first interest period, until the principal thereof shall have become due and payable. Interest shall be payable on overdue principal of the Bonds of

Series     and (to the extent that payment of such interest is enforceable under applicable law) on overdue instalments of interest of Bonds of Series at the rate of six per centum (6%) per annum. Both the principal of and
interest on the Bonds of Series     shall be paid at the office or agency of
the Company in the Borough of Manhattan in The City of New York, in any coin or currency of the United States of America which at the time of payment shall be legal tender for public and private debts.

         SECTION 2. The provisions of the second paragraph of Section 2.05 of the Indenture shall not be applicable to the Bonds of Series . All Bonds of
Series     shall be dated the date of their authentication, and shall bear interest from the date specified in such Bond as below provided as the commencement of the first interest period, or from the most recent interest date to which interest has been paid or duly provided for. Interest on any Bond
of Series     which is payable, and is punctually paid or duly provided for, on any interest date shall be paid to the person in whose name that Bond (or one
or more Bonds of Series     evidencing all or a portion of the same debt) is
registered at the close of business on the Regular Record Date for such
interest which shall be the       day of         or     , as the case may be,
next preceding such interest date whether or not such       day of         or
is a day which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to be closed (hereinafter a "Business Day").

         SECTION 3.  Any interest on any Bond of Series     which is payable,
but is not punctually paid or duly provided for, on any interest date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Bonds of Series
         (or the respective Bonds of Series     evidencing all or a portion of
         the same debt) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on
         each Bond of Series     and the date of the proposed payment, and at
         the same time the Company shall make arrangements satisfactory to the Trustee for the deposit with the Trustee of an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 5 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each
         holder of a Bond of Series     at his address as it appears in the
         Bond register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a daily newspaper in the Borough of Manhattan in The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Bonds of Series
         (or the respective Bonds of Series evidencing all or a portion of the same debt) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                 (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of Series may be listed, and upon such notice as may be required by such exchange, if after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         SECTION 4.  The Bonds of Series     shall be redeemable at a
redemption price of one hundred per centum (100%) of their principal amount, together with accrued interest thereon from the interest date to which interest has previously been paid or made available for payment to the date fixed for redemption, upon the application of Trust Moneys pursuant to the last paragraph of Section 9.04, and Sections 9.10 and 9.11 of the Indenture.

         Bonds of Series     shall be redeemed in accordance with their terms
and Article Eleven of the Indenture.

         SECTION 5.  In order to prevent the application of the provisions of
Section 9.10 of the Indenture requiring the redemption of Bonds pursuant to said Section, the Company shall use its best efforts to take such action as may be necessary so that at no time shall there have been on deposit at all times during the preceding three years Trust Moneys in an amount in excess of $25,000.

         The Company shall, in the manner provided in Sections 9.04A and 12.01 of the Indenture, use its best efforts to make alternative directions and designations so that it shall not be required by the provisions of said
Sections to purchase or redeem any Bonds of Series    .


         SECTION 6.  No payment by way of principal or interest on any Bond of
Series     shall be made if the Trustee shall have received written notice
signed on behalf of the registered holder of such Bond of Series     stating
that the same has been waived by such registered holder and such waiver shall not have been revoked, all in the manner and at the times hereinafter
specified. With respect to principal of any Bond of Series     becoming due and
payable on any date, said notice shall be on file with the Trustee at the close of business on said due date if said due date is a Business Day, or, if said due date is not a Business Day, then on the Business Day next following said due date. With respect to any instalment of interest on any Bond of Series
, said notice shall be on file with the Trustee at the close of business on the date which is the 30th day after the date fixed for payment of such instalment or, if said 30th day is not a Business Day, on the Business Day next preceding said 30th day. The above-mentioned notices of waiver may be revoked by written notice signed and filed with the Trustee in the same manner specified herein for a notice of waiver.

         Unless a waiver is so revoked, (a) at the close of business on the
date when any principal of any Bond of Series     with respect to which a
waiver was on file with the Trustee as aforesaid shall become due and payable or, if said due date is not a Business Day, on the Business Day next following said due date, such principal shall cease to be payable, and interest shall thereupon cease to accrue thereon, and (b) at the close of business on the date which is the 30th day after the date fixed for payment of any instalment of interest with respect to which a waiver was on file with the Trustee as aforesaid or, if said 30th day is not a Business Day, on the Business Day next preceding said 30th day, such instalment shall cease to be payable.

         Said notice shall specify the certificate numbers and denominations of
Bonds of Series     to which it applies and the principal or instalments of
interest being thereby waived and shall state that the person signing or on
whose behalf it is signed is the registered holder of said Bonds of Series    ,
that said Bonds of Series     are in said registered holder's possession and,
if required by the Trustee, will be promptly produced for inspection by the Trustee, that payment of the principal of or instalments of interest specified therein are thereby waived, that said notice is being delivered to the Trustee for the purpose of being relied on by the Trustee in the administration of the trust under the Indenture, that the Trustee may so rely and that the person(s) signing are thereunto duly authorized.

         Where the person on whose behalf a notice is given is a corporation, said notice shall be signed by the President or any Vice President, Cashier, Controller, Treasurer, Trust Officer or Assistant Vice President, and by an Assistant Cashier, Assistant Controller, Assistant Treasurer or Assistant Trust Officer.

         The Trustee shall be entitled to rely upon and shall be fully protected in relying upon written notices delivered to it in accordance with this Section 6.

         SECTION 7.  The Company covenants that the annual interest charges on
the Bonds of Series     which would be payable except for the waiver of such
payment described in Section 6 hereof shall be included as annual interest charges upon the Company's Secured Debt (as defined in the Indenture) for the purpose of any Gross Income Certificate under the Indenture.

         SECTION 8.  All Bonds of Series     shall, upon surrender to the
Trustee at its corporate trust office, be exchangeable for other Bonds of
Series      of a different authorized denomination or denominations, as requested by the holder surrendering the same, but of a like aggregate principal amount. The Company will execute and the Trustee shall authenticate
and deliver registered Bonds of Series     whenever the same shall be required
for any such exchange.

         For any exchange of Bonds of Series     (other than exchanges
expressly provided in the Indenture to be made at the Company's own expense or without expense or without charge to Bondholders) or for any transfer of any
Bond of Series    , the Company, at its option, may require the payment by the
Bondholder of a sum sufficient to reimburse it for any stamp tax and/or any other governmental charge incident thereto, but, notwithstanding the provisions of the last paragraph of Section 2.08 of the Indenture, no other charge shall be made by the Company for any such exchange or transfer.

         The right reserved by the Company in the first paragraph of Section
2.06 of the Indenture not to make any transfers or exchanges of Bonds for a period of 10 days next preceding any interest payment date shall not be applicable to transfers or exchanges of Bonds of Series .

         Except as hereinabove provided in this Section, exchanges of Bonds of
Series     shall be subject to Sections 2.06 and 2.08 of the Indenture.

         The Trustee is hereby appointed Registrar of the Bonds of Series
for the purpose of registering and transferring Bonds of Series     as provided
in the Indenture.

         SECTION 9. The form of the Bonds of Series and the certificate of authentication of the Trustee to be executed thereon are to be substantially in the following forms, respectively, with such variations as are permitted in the Indenture for registered Bonds without coupons:

                    [FORM OF BONDS OF SERIES     FACE SIDE]

                          LONG ISLAND LIGHTING COMPANY

Registered                                                           Registered

                              FIRST MORTGAGE BOND

                              SERIES         % DUE

$                                                                    $

NUMBER

         LONG ISLAND LIGHTING COMPANY, a corporation of the State of New York (hereinafter called "the Company"), for value received, hereby promises to pay
to                                              or registered assigns, at the
close of business on        ,     , if said due date is a day (herein called a
"Business Day") which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to be closed, or, if said due date is not a Business Day, then on the Business Day next following
said due date,                                    Dollars, and to pay interest
thereon from the date of the initial issuance of the Bonds of this Series, or from the most recent interest date to which interest has been paid or duly
provided for, at the rate of                  per centum (    %) per annum,
semi-annually at the close of business on            and         in each year,
commencing on           ,      or, if said or         is not a Business Day, on
the Business Day next following said date, until the principal hereof shall have become due and payable, and to pay interest on any overdue principal and (to the extent enforceable under applicable law) on any overdue instalment of interest at the rate of six per centum (6%) per annum. The principal hereof and interest hereon shall be payable at the office or agency of the Company in the Borough of Manhattan in The City of New York, in any coin or currency of the United States of America which at the time of payment shall be legal tender for public and private debts.

         The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be valid until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture hereinafter mentioned.

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this Bond to be executed in its corporate name with the facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon, attested by the facsimile signature of its Secretary or of an Assistant Secretary.

Dated:

                                         LONG ISLAND LIGHTING COMPANY

                                         By
                                           -------------------------------
                                                   President



Attest:
- ----------------------------------------------
                  Secretary


                                         [Form of the Trustee's Certificate of
                                                   Authentication]



         This is one of the Bonds, of the Series designated therein, described in the within mentioned Indenture.

                                        IBJ SCHRODER BANK & TRUST COMPANY, AS
                                                     TRUSTEE

                                         By
                                            -------------------------------
                                                   Authorized Officer

                  [FORM OF BOND OF SERIES     -- REVERSE SIDE]

                          LONG ISLAND LIGHTING COMPANY

                              FIRST MORTGAGE BOND

                              SERIES         % DUE

                                  (Continued)

         The interest so payable, and punctually paid or duly provided for, on any interest date will, as provided in the Indenture hereinafter mentioned, be paid to the person in whose name this Bond (or any Bond or Bonds evidencing all or a portion of the same debt) is registered at the close of business on the
Regular Record Date for such interest which shall be the       day of
or     , as the case may be (whether or not a Business Day), next preceding such interest date. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or any Bond or Bonds evidencing all or a portion of the same debt) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the registered holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture hereinafter mentioned.

         If an Event of Default, as defined in the Indenture hereinafter mentioned, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture hereinafter mentioned.

         This Bond is one of an authorized issue of Bonds of the Company known as its "First Mortgage Bonds", not limited in principal amount except as in the Indenture hereinafter mentioned provided, issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, executed by the Company to City Bank Farmers Trust Company (subsequently converted into First National City Trust Company, which was merged into First National City Bank, now named Citibank, N.A.), as Trustee (hereinafter referred to as "the Trustee" which term includes any successor trustee) (herein, together with all indentures supplemental thereto, called "the Indenture") to which Indenture reference is hereby made for a description of the properties thereby mortgaged and conveyed, the nature and extent of the security, the rights of the holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are and are to be authenticated and delivered.
         As provided in the Indenture, said Bonds are issuable in series which may vary as to maturity, interest and otherwise as in the Indenture provided or permitted. This Bond is one of a series entitled "First Mortgage Bonds, Series
% Due     " created by a Supplemental Indenture dated as of       ,      as
provided for in the Indenture.

         As provided in, and to the extent permitted by, the Indenture, the rights and obligations of the Company and of the holders of said Bonds may be modified by the Company with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the Bonds of all series then outstanding which are affected by such modification (excluding Bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture). The Indenture provides, among other things, that, without the consent of the holder hereof, no such modification shall effect the reduction, or the extension of the stated time of payment, of the principal hereof, or of the interest hereon, or permit the creation of any lien on the properties so mortgaged and conveyed prior to or on a parity with the lien of the Indenture (except as therein expressly permitted) or deprive the holder hereof of the lien created by the Indenture on said properties. The holders of not less than sixty-six and two-thirds per centum (662/3%) in principal amount of all Bonds of all series then outstanding (excluding Bonds disqualified as aforesaid) may on behalf of the holders of all such Bonds waive any past default under the Indenture and its consequences, except a default in the payment of the principal of, or premium or interest on, any of the Bonds as and when the same shall become due by the terms of such Bonds or a call for redemption.

         No recourse shall be had for the payment of the principal of or the interest or premium on this Bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, against any incorporator, stockholder, director or officer, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise howsoever; all such liability being, by the acceptance hereof and as a part of the consideration for the issuance hereof, expressly waived and released by every holder hereof; provided, however, that nothing herein or in the Indenture contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock not fully paid.

         This Bond is transferable by the registered owner hereof, in person or by attorney authorized in writing, at the corporate trust office of the Trustee, and at such other offices or agencies as may be required to be maintained for such purpose to comply with the rules of any securities exchange on which the Bonds of this Series may at the time be listed, upon surrender of this Bond, and upon any such transfer of a new Bond or Bonds, of the same series for the same aggregate principal amount, will be issued to the transferee in exchange herefor, without payment of any charge other than stamp taxes and other governmental charges incident thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof, whether or not this Bond shall be overdue, for the purpose of receiving payment as herein provided and for all other purposes.

         The Bonds of this Series are issuable as registered Bonds without coupons in denominations of $1,000 and/or any multiple thereof authorized by the Company. As provided in the Indenture, Bonds of this Series are exchangeable for other Bonds of this Series of a different authorized denomination or denominations, as requested by the holder surrendering the same, without payment of any charge other than stamp taxes and other governmental charges incident thereto.

         The Company shall not be required to make any transfer or exchange of this Bond for a period of 10 days next preceding the mailing of notice of redemption of any Bonds of this Series.

         The Bonds of this Series are subject to redemption upon prior notice given as provided in the Indenture, upon payment of one hundred per centum (100%) of the principal amount so redeemed together with interest accrued thereon to the date fixed for redemption in the event that all or substantially all of the Electric Property or all or substantially all of the Gas Property of the Company shall be released or substantially all of the Trust Estate (with certain exceptions) shall be taken by eminent domain or sold in anticipation of such taking.

         Bonds for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.

              [END OF REVERSE SIDE OF FORM OF BOND OF SERIES    ]

                                   ARTICLE II

                                  THE TRUSTEE

        The Trustee shall not be responsible in any manner whatsoever for or in
respect of the validity or sufficiency of this          Supplemental Indenture
or the due execution hereof by the Company; or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS



        SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Original Indenture as heretofore supplemented shall be deemed to be incorporated in, and made a part of, this
      Supplemental Indenture; and the Original Indenture as heretofore
supplemented by this          Supplemental Indenture is in all respects
ratified and confirmed; and the Original Indenture as heretofore supplemented and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

         SECTION 2.  This          Supplemental Indenture may be executed in
any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this Supplemental Indenture to be signed in its corporate name by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary and, in token of its acceptance of the trusts created hereunder, IBJ SCHRODER BANK & TRUST COMPANY, as Trustee as
aforesaid, has caused this        Supplemental Indenture to be signed in its
corporate name by a Vice President or an Assistant Vice President and its corporate seal to be affixed and attested by a Secretary or an Assistant Secretary, all as of the day and year first above written.


                                                    LONG ISLAND LIGHTING COMPANY

[CORPORATE SEAL]                                    BY
                                                      -------------------------



Attest:

- ----------------------------





                                                    IBJ SCHRODER BANK
                                                      & TRUST COMPANY,
                                                      as Trustee as aforesaid

[CORPORATE SEAL]                                    By
                                                      -------------------------


Attest:

- ----------------------------

STATE OF NEW YORK)
                 )           SS.
COUNTY OF NASSAU )


         On the      day of     , in the year     , before me personally came
, to me known, who being by me duly sworn, did depose and say that he resides
at                        , New York      ; that he is a of LONG ISLAND
LIGHTING COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                                          ---------------------
                                                              NOTARY PUBLIC





STATE OF NEW YORK)
                 )              SS.
COUNTY OF        )


         On the      day of     , in the year     , before me personally came
, to me known, who being by me duly sworn, did depose and say that she resides
at                                               ; that she is a
of IBJ SCHRODER BANK & TRUST COMPANY, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.


                                                          ---------------------
                                                              NOTARY PUBLIC

STATE OF NEW YORK)
                 )           SS.
COUNTY OF NASSAU )


         On the      day of     , in the year     , before me personally came
, to me known, who being by me duly sworn, did depose and say that he resides
at                        , New York      ; that he is a of LONG ISLAND
LIGHTING COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                                          ----------------------
                                                               NOTARY PUBLIC





STATE OF NEW YORK)
                 )              SS.
COUNTY OF        )


         On the      day of     , in the year     , before me personally came
, to me known, who being by me duly sworn, did depose and say that she resides
at                                               ; that she is a
of IBJ SCHRODER BANK & TRUST COMPANY, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.



                                                          ----------------------
                                                               NOTARY PUBLIC

                                 RECORDING DATA

                The        Supplemental Indenture to the General and Refunding
          Indenture was filed for record and recorded in the State of New York
          on ,    as follows: In the Office of the County Clerk of Nassau
          County in Liber     of Mortgages, Page  ; in the Office of the County
          Clerk of Suffolk County in Liber       of Mortgages, Page   ; in the
          Office of the Registrar of Suffolk County as Document No.       ; in
          the Office of the Register of the City of New York for the County of
          Queens with Document No.       in Reel      of Records, Page    ; and
          in the Office of the County Clerk of Oswego County on        ,
          in Book      of Mortgages, Page    .

================================================================================




                          LONG ISLAND LIGHTING COMPANY


                                      and

                        [CHEMICAL BANK/STATE STREET BANK
                               AND TRUST COMPANY]

                                   as Trustee



                              --------------------



                                   DEBENTURES


                                   Series Due
                             -----%          ----


                              --------------------



                                 Supplemental Indenture
                       ----------

                         Dated as of           , 199--
                                     ----------

                               ------------------




================================================================================

                 ---------- SUPPLEMENTAL INDENTURE, dated as of ----------, 199-- (herein called the "---------- Supplemental Indenture"), between LONG ISLAND LIGHTING COMPANY, a corporation duly organized and existing under the laws of the State of New York (hereinafter called the "Company"), party of the first part, and [CHEMICAL BANK/STATE STREET BANK AND TRUST COMPANY], a corporation duly organized and existing under the laws of the [State of New York/State of Massachusetts (the successor in interest to the Connecticut Bank and Trust Company, National Association)], as Trustee under the Original Indenture referred to below (hereinafter called the "Trustee"), party of the second part.
                                  WITNESSETH:
                 WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of [November 1, 1992/November 1, 1986] (hereinafter called the "Original Indenture"; the Original Indenture, as supplemented or amended from time to time, including by this ----- Supplemental Indenture, is hereinafter sometimes referred to as the "Indenture"), to provide for the issuance from time to time of certain of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture; and
                 WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture; and
                 WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of up to $------------ to be designated the "Debentures, -----% Series Due ----" (the "Debentures") and all action on the part of the Company necessary to authorize the issuance of the Debentures under the Original Indenture and this ---------- Supplemental Indenture has been duly taken; and
                 WHEREAS, all acts and things necessary to make the Debentures when executed by the Company and completed, authenticated and delivered by the Trustee as in the Original Indenture and this ---------- Supplemental Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;
                 NOW, THEREFORE, THIS ---------- SUPPLEMENTAL INDENTURE
WITNESSETH:

        That in consideration of the premises and of the acceptance and purchase of the Debentures by the holders thereof, and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Debentures, as follows:

                                  ARTICLE ONE
                                  DEFINITIONS

                 The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of Debenture attached hereto as Exhibit A.

                                  ARTICLE TWO
                      TERMS AND ISSUANCE OF THE DEBENTURES

                 Section 201. Issue of Debentures. A series of Securities which shall be designated the "Debentures, -----% Series Due ----" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this ---------- Supplemental Indenture (including the form of Debenture set forth in Exhibit A hereto). The aggregate principal amount of Debentures of the series created hereby which may be authenticated and delivered under the Indenture shall not, except as permitted by the provisions of the Indenture, exceed $------------.

                 Section 202. Form of Debentures; Incorporation of Terms. The form of the Debentures shall be substantially in the form of Exhibit A attached hereto, the terms of which are herein incorporated by reference and which are part of this ---------- Supplemental Indenture.
                 Section 203. Place of Payment. The Place of Payment will be initially the office of [Chemical Bank in New York City which, at the date hereof, is located at 450 West 33rd Street, New York, New York 10001/State Street Bank and Trust Company, National Association in New York City which, at the date hereof, is located at 61 Broadway, Concourse Level, 15th Floor, New York, New York 10006.]
                                 ARTICLE THREE
                                 MISCELLANEOUS

                 Section 301.     Execution as Supplemental Indenture.  This
- ---------- Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this ---------- Supplemental Indenture forms a part thereof.
                 Section 302. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust

Indenture Act of 1939, as amended, such imposed duties shall control.
                 Section 303. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
                 Section 304. Successors and Assigns. All covenants and agreements in this ---------- Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
                 Section 305. Separability Clause. In case any provision in this ---------- Supplemental Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
                 Section 306.     Benefits of            Supplemental
Indenture. Nothing in this ---------- Supplemental Indenture or in the Debentures, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders, any benefit or any legal or equitable right, remedy or claim under this ---------- Supplemental Indenture.
                 Section 307. Governing Law. This ---------- Supplemental Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.
                 Section 308. Execution and Counterparts. This ---------- Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this
- ---------- Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Corporate Seal]                                   LONG ISLAND LIGHTING COMPANY



                                                   By: ------------------------
                                                       [Name:]
                                                       [Title:]


Attest:


- ----------------------
[Title:]





[Corporate Seal]                               [CHEMICAL BANK/STATE STREET BANK
                                               AND TRUST COMPANY], as Trustee

                                               By: ------------------------
                                                   [Name:]
                                                   [Title:]



Attest:


- ----------------------
[Title:]

STATE OF ---------  )
                    ) ss.:
COUNTY OF --------  )


              On the ---- day of ----------, 199--, before me personally came
- -----------------, to me known, who, being by me duly sworn, did depose and say that he is a ------------------ of Long Island Lighting Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                --------------------------------
                                                             Notary Public





STATE OF ------------ )
                      )  ss.:
COUNTY OF ----------- )

              On the ---- day of -----------, 199--, before me personally came
- -----------------, to me known, who, being by me duly sworn, did depose and say that he is a --------------------- of Chemical Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                --------------------------------
                                                             Notary Public

                                                                       EXHIBIT A



                           [Form of Face of Security]



                          LONG ISLAND LIGHTING COMPANY


                                   DEBENTURE


                            ------% Series Due ----


No. ----------                                                      $----------


                 LONG ISLAND LIGHTING COMPANY, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
- ---------------------- -----------------------------------, or registered assigns, the principal sum of ---------------------------------- Dollars on
- -------------- [If the Security is to bear interest prior to Maturity, insert
- --, and to pay interest thereon from the date of the initial issuance or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on -------------- and -------------- in each year, commencing --------------, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment [If applicable, insert --, and, subject to the terms of the Indenture, at the rate per annum provided in the title hereof on any overdue principal and premium, if any, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment, which shall be the
- -------------- or -------------- (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, in which event notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                 [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal or premium, if any, upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and premium, if any, of this Security shall bear interest at the rate of [yield to maturity]% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal and premium, if any, has been made or duly provided for. Interest on any overdue principal and premium, if any, shall be payable on demand. Any such interest on any overdue principal and premium, if any, that is not so paid on demand shall bear interest at the rate of [yield to maturity]% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                 Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  ------------



[Seal]                                  LONG ISLAND LIGHTING COMPANY



                                        By:  ------------------------------
                                             [Title:]



                                        By:  ------------------------------
                                             [Title:]





               [Form of Trustee's Certificate of Authentication]

                 This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        [CHEMICAL BANK/STATE STREET BANK
                                        AND TRUST COMPANY], as Trustee

                                        By:  ----------------------------------
                                             [Title:]

                         [Form of Reverse of Security]


                          LONG ISLAND LIGHTING COMPANY

                                   DEBENTURE

                            ------% Series Due ----

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [November 1, 1992/November 1, 1986] (herein called the "Indenture"), between the Company and Chemical Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $-----------.

                 [If applicable, insert -- [The Securities of this series are not subject to any sinking fund.] [The Securities of this series may not be redeemed at the option of the Company prior to Maturity.]]

                 [If applicable, insert -- [The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, [if applicable, insert -- (1) on ---------- in any year commencing with the year ----- and ending with the year ----- through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ----------, 19--], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

                 If redeemed [on or before ------------, ----%, and if redeemed] during the 12-month period beginning -------------,

                           Redemption                                                         Redemption
Year                         Price                                    Year                      Price
- ----                       ----------                                 ----                    ----------

and thereafter at a Redemption Price equal to ----% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                 [If applicable, insert -- [The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, (1) on ---------- in any year commencing with the year ----- and ending with the year ----- through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ----------, 19--], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

                 If redeemed during the 12-month period beginning
- --------------,

                                Redemption Price
                                 For Redemption                           Redemption Price for
                                Through Operation                         Redemption Otherwise
                                     of the                              Than Through Operation
Year                              Sinking Fund                            of the Sinking Fund
- ----                            -----------------                        ----------------------





and thereafter at a Redemption Price equal to ----% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                 [Notwithstanding the foregoing, the Company may not, prior to
- -------------, redeem any Securities of this series as contemplated by [Clause
(2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ----% per annum.]

                 [The sinking fund for this series provides for the redemption on ------------ in each year beginning with the year ---- and ending with the year ---- of [not less than] ------------ [("mandatory sinking fund") and, at the option of the Company, not more than ------------] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the order in which they become due.]]

                 [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                 Interest payments for this Security will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day.

                 In certain circumstances described in the Indenture, the Company's obligations in respect of the Securities of this series or in respect of certain covenants made for the benefit of Securities of this series, may be discharged prior to payment, upon the deposit with the Trustee of cash and/or U.S. Government Obligations in the required amount and upon compliance with certain other provisions of the Indenture.

                 [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                 [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series (the "Acceleration Amount") may be declared due and payable in the manner and with the effect provided in the Indenture. In case of a declaration of acceleration on or before -----------, ---- or on ------------- in any year, the Acceleration Amount per -------- principal amount at Stated Maturity of the Securities shall be equal to the amount set forth in respect of such date below:

                                                     Acceleration Amount
                                                        per --------
                                                      principal amount
Date of declaration                                  at Stated Maturity
- -------------------                                  -------------------





and in case of a declaration of acceleration on any other date, the Acceleration Amount shall be equal to the Acceleration Amount as of the next preceding date set forth in the table above, plus accrued original issue discount (computed in accordance with generally accepted accounting principles in effect on -----------) from such next preceding date to the date of declaration at the yield to maturity. For the purpose of this computation the yield to maturity is ----%. Upon payment (i) of the Acceleration Amount so declared due and payable and (ii) of interest on any overdue principal, overdue premium, if any, and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of, premium, if any, and interest, if any, on the Securities of this series shall terminate.]

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 No recourse for the payment of the principal of (and premium, if any) or interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                 This Security shall be governed by and construed in accordance with the laws of the State of New York.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.